LEASE AGREEMENT

THIS LEASE is made and entered into this 1st day of August
2006 by and between Allegheny Homes, LLC whose principal address is P.O. Box 38356, Pittsburgh, Pa 15238 (hereinafter) referred to as "Landlord").

                              AND

Altamira Instruments, Inc., a Delaware Corporation, whose principal address is 149 Delta Drive, Suite 200,
Pittsburgh,Pa. 15238 (hereinafter referred to as "Tenant")

1. DISMISSED PREMISES: Landlord hereby leases to Tenant an area containing approximately 6,560 s.f. of office/warehouse/lab space (known currently as "Suite
     200", and as currently leased by the same tenant for the entire lease term.

2.   TERM:
       a. The term of this lease shall be for a period of 60 months commencing as of August 1, 2006 and expiring at the end of the 60th full calendar month thereafter.

       b. Provided Tenant is not in default hereunder, Tenant shall have the right to renew the lease for five (5) years at the prevailing market rate as indicated by rentals charged for similarly situated real estate with the RIDC Park, not to exceed 135% of the initial base rental rate. Tenant must notify Landlord of its intentions via written notice 180 days prior to the lease termination.

3. RENT: Tenant covenants and agrees to pay to Landlord at P.O. Box 38356, Pgh. Pa. 15238, or any other address as specified by Landlord during the first two years of this lease, as rent for the demised Premises an annual rental of $54,000.00 in monthly installments of $4,500.00. For years three, four and five the annual rent will be $56,400.00 in monthly installments of $4,700.00.

     The aforementioned rental shall be payable in advance in monthly installments as stated herein. In the event any installment of rent is not paid on or before the fifth
     (5th) day of the month, a monthly late charge of fifteen (15%) percent of that installment of rent shall be due and payable by Tenant as additional rent.

4. SECURITY DEPOSIT: The Tenant has paid $5,125.00 to the Landlord as a deposit to the Landlord to stand as security for the payment by the Tenant of any and all present and future debts and liabilities of the Tenant to the Landlord and for the performance by the Tenant of all its obligations arising under or in connection with its lease collectively hereinafter the "Obligations". In the event the Landlord disposes of its interest in this lease, the Landlord shall credit the deposit to its successors and thereupon shall have no liability to the Tenant. Subject to the foregoing and to the Tenant not being in default under this lease, the Landlord shall repay the security deposit to the Tenant without interest at the end of the Term or sooner termination of the lease provided that all obligations of the Tenant to the Landlord are paid.

5. INSPECTION: Tenant covenants and agrees to permit Landlord or Landlord's authorized representative to enter the Premises for the inspection thereof, at any reasonable time during normal business hours, and during the 120 days prior to the expiration of Tenant's final lease term, for the purpose of showing the same to prospective tenants and/or purchasers. Landlord may place signs on or about said premises to indicate that same are for sale or rent, which signs shall not be removed or obliterated or hidden by Tenant. Landlord shall further have the right to access to make such repairs to the building, or any parts thereof, which Landlord may deem desirable or necessary for the safety or preservation of the same.

6. BUILDING EXPENSES: During the term of this lease and any renewal thereof, Landlord shall be responsible for direct payment of all operating costs associated with the premises including electric, gas, water and sewer consumption, real estate taxes, insurance, snow removal and landscaping.

7. ADDITIONAL RENT: During the term of this lease, and any extension or renewal thereof, Tenant shall pay within thirty (30) days of billing by Landlord, as additional rent, their pro-rata share of any increases after the first base year of 2005, in real estate taxes, insurance premiums, water, sewer, maintenance, lawn care and snow removal expenses relating to the operation of the building, at the option of the Landlord. If the Landlord chooses to bill for such increases, Landlord shall provide the bill within 60 days of such increases. Landlord shall provide the bill within 60 days of such increase and shall provide Tenant an accounting of such increases.

8. JANITORIAL/RUBBISH: Tenant shall be responsible for the sole cost of janitorial service and rubbish removal.

9. REPAIRS: Landlord shall be responsible for the following repairs:

      (a) Landlord shall deliver HVAC, electrical, plumbing, and other systems to Tenant in good working order upon lease commencement and shall be responsible for repairs and maintenance of same throughout this lease.
      (b) Landlord shall be responsible for the maintenance, repair and/or replacement of the roof, exterior walls, and structural components of the building.
      (C)) Tenant shall be responsible for all routine maintenance and upkeep to the Premises.

     However, in no event shall Landlord be required to make any repairs or replacements caused by the acts, omissions, or negligence of Tenant, its agents, servants, employees, contractors, business invitees, and persons making deliveries to the demised Premises.

10. ALTERATIONS: Tenant shall not make any alterations, additions or improvements to the demised Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

11. AMERICANS WITH DISABILITIES ACT: Landlord makes no representation that the Premises are in compliance with the Americans With Disabilities Act, any regulations promulgated thereunder or any similar state or local regulatory scheme. Tenant assumes full liability and responsibility for any alterations necessary to render the Premises to compliance with such laws.

12. FIRE OR OTHER CASUALTY: If the building is damaged by fire or any other casualty to such an extent that the cost of restoration, as reasonable estimated by Landlord, will equal or exceed fifty (50%) percent of the replacement value of the building(exclusive of foundations) just prior to the occurrence of the damage, then Landlord may, within sixty (60) days of the date of the fire or other casualty, terminate the lease by notice in writing to Tenant. Said termination shall be effective on the last day of the month in which notice is given or within ten (10) days of the date notice is given, whichever date is later. Tenant shall surrender possession of the demised Premises on the effective date of termination of the lease and prepaid and unpaid rent and additional rent shall be apportioned as of said date.

     If the cost of restoration as reasonably estimated by Landlord shall amount to less than fifty (50%) percent of said replacement value of the building, or if despite the cost Landlord does not elect to terminate this lease, Landlord shall restore the building with reasonable promptness, subject to Force Majeure, as hereinafter defined, and neither Landlord nor Tenant shall have the right to terminate this lease. Landlord shall not be required to restore the fixtures and improvements owned or installed by Tenant.

     In the event the demised Premises are rendered totally unusable as a result of fire or other casualty, Landlord shall not be required to restore or repair the demised Premises but shall have the sole choice or option to do so and shall notify Tenant of Landlord's choice or option within sixty (60) days of the fire or other casualty. In the event Landlord elects not to restore or repair the demised Premises, all rights and obligations of the Landlord and Tenant hereunder shall cease and terminate as of the day of such fire or other casualty and prepaid or unpaid rent shall be immediately adjusted as of such date.

     In any case in which the use of the demised Premises is affected by any such damage, there shall be either an abatement or an equitable reduction in rent depending on the period for which and to the extent the demised premises are not reasonably useable for the purposes for which they are leased hereunder. If the damage results from the fault of Tenant, or Tenant's agents, servants, invitees or licensees, Tenant shall not be entitled to any abatement or reduction of rent, except to the extent, if any, that Landlord receives the proceeds of rent insurance in lieu of rent.

13. INDEMNITY AND INSURANCES: Landlord and Tenant each covenant and agree that it will protect and save and keep the other party forever free and harmless and indemnified against and from any and all claims on account of any and all losses, costs, damages or expenses arising out of any failure of Landlord or Tenant in any respect to comply with and perform all the terms, conditions, covenants and provisions in the within lease to be performed by such party. Notwithstanding the foregoing, Landlord and Tenant shall not indemnify or hold harmless the other party for any claims, loss, cost, damage and/or expenses arising or resulting from any intentional act, negligence or omission of such other party. The parties' obligations under this Paragraph are subject to the Waiver of Subrogation set forth in Paragraph 28, hereof. Tenant shall, during the term of this lease and any extension thereof, Tenant shall provide and maintain comprehensive general public liability insurance insuring Landlord and Tenant against all bodily injury or property damage occurring on the Premises with limits of One Million Dollars ($1,000,000.00) in respect to any one occurrence with such deductibles as Tenant may customarily carry in the conduct of its business.

     Insurance hereof shall be written with a reputable company or companies authorized to engage in the business of general liability insurance in the Commonwealth of Pennsylvania. Policies of insurance issued by said companies shall name the Landlord as an additional insured. Tenant shall furnish Landlord, at least fifteen
     (15) days prior to the commencement of the term of this lease, and thereafter at least fifteen (15) days prior to the expiration of any policy, with customary insurance certificate evidencing such insurance, which provided that Landlord shall receive at least fifteen (15) days prior notice in writing of the cancellation of any such insurance policy. In the event Tenant fails to furnish such certificate, Landlord may, but shall not be required to, obtain such insurance and the premiums on such insurance shall be deemed additional rental to be paid by Tenant to Landlord upon demand.

     Landlord shall maintain during the term of this lease all risk insurance insuring the building and property of which the Premises are a part in an amount equal to the replacement value thereof.

14. PROPERTY IN DEMISED PREMISES: All personal property of every kind or description that may at any time be in or on the demised Premises shall be at Tenant's sole risk or at the risk of other claiming under the Tenant and the Landlord shall not be liable for any damage to said property or loss suffered by the business or occupation of Tenant caused in any matter whatsoever.

     At the expiration of the term herein provided or any renewals thereof, the Tenant may remove al the trade fixtures, provided all the terms and conditions of this lease have been fully performed by Tenant and rents hereinbefore stipulated are paid in full and all damage to the demised Premises caused by the removal of said trade fixtures is repaired. Subject to the foregoing, all alterations, leasehold improvements, and additions affixed to the demised Premises installed by Tenant at the demised Premises shall remain upon the demised Premises at the end of the term of the lease and shall become the property of Landlord, except as may be set forth on an exhibit to this lease, and which Tenant may remove, without injury or defacement of the demised Premises and provided all of the terms and conditions of this lease have been fully performed by Tenant and rents hereinbefore stipulated are paid in full, and all damage to the demised Premises caused by the removal of said items is repaired.

15. ASSIGNMENT AND SUBLETTING: Tenant may not assign this lease or sublet the whole or any part of the demised Premises or permit any other person to occupy the whole or any part of the demised Premises without the prior written consent of Landlord to Tenant, which consent shall not be unreasonably withheld. Tenant shall provide Landlord with all information reasonably requested to enable Landlord to make an informed decision as to any assignment or subletting, and Landlord shall inform Tenant of its decision as to any assignment or subletting, and Landlord shall inform Tenant of its decision within a reasonable period of time after receipt of such information.

16. CONDEMNATION: If the whole of the demised Premises shall be taken by any government or public authority under the power of eminent domain, or conveyed in lieu thereof, then the term of this lease shall cease from the day possession of the demised Premises shall be taken and the rent shall be paid up to that day. In the event that less than the whole of the demised Premises but a portion thereof material to Tenant's use of the demised Premises shall be taken, Landlord or Tenant shall have the option, to be exercised within thirty (30) days of the date that possession of the part of the demised Premises is taken, to terminate this lease, and the rent shall be paid up to the date of termination.

     In the event neither Landlord or Tenant exercises said option, then this lease shall continue in full force and effect, except that the rent shall be equitably reduced to the extent the demised Premises are not reasonable usable for the purposes for which they are leased hereunder.

     The entire compensation award, both fee and leasehold, shall belong to the Landlord without any deductions therefrom for any present or future estate of Tenant, and Tenant hereby assigns to Landlord all its right, title, and interest to any such award, and in the case of partial condemnation, Tenant's share of such award shall be proportionately reduced to reflect the fact that only a portion of the land and building has been taken Tenant shall, however, also be entitled to such award as may be allowed for fixtures and other equipment installed by it, and any other compensation allowed under the laws of the Commonwealth of Pennsylvania, such as for relocation, but only if such award or other compensation shall be in addition to the award for the land and the building.

17. RULES AND REGULATIONS: Tenant, its agents, servants, employees and invitees, shall observe and comply with the Project Development RIDC Industrial park System Architectural Guidelines and Design Standards and Protective Standards an Controls attached hereto as Exhibit "B" (collectively, the "RIDC" Standards") and the Rules and Regulations set forth on Exhibit "C", attached hereto. Landlord warrants and represents that (a) the RIDC Standards are the only covenants, restrictions or regulations (other than governmental laws, regulations, ordinances, codes and orders) which affect the land or building or the use thereof, and (b) the land and building currently comply with the RIDC Standards and except as set forth in paragraph 12 with all other laws, regulations, ordinances, codes and orders of all federal, state, county and municipal bodies, boards and commissions.

19. SUBORDINATION: Tenant agrees that this lease shall be subordinated to any mortgage now or hereafter placed upon the demised Premises, to any and all advances to be made thereunder; provided, however, that in the event of any foreclosure or deed in lieu of foreclosure affecting the property of which the demised Premises are a part, and assuming Tenant is not in default hereunder, Tenant's lease shall be unaffected by any such proceeding and shall remain in full force and effect. Tenant agrees that immediately upon the request of Landlord in writing, it will, without charge therefore, execute a recordable instrument or instruments with Landlord and the holder of any such mortgage or confirm the foregoing. Tenant hereby irrevocably appoints Landlord the attorney-in-fact of Tenant to execute and deliver any such mutually acceptable instrument or instruments within ten (10) days after written notice to do so. In the event of any mortgagee electing to have the lease be prior in lien to its mortgage, then, upon such mortgagee notifying Tenant to the effect, this lease shall be deemed prior to lien to the said mortgage, whether this lease is dated prior to or subsequent to the date of said mortgage. In the event any person or entity shall succeed to all or part of Landlord's interest in the demised premises, whether by purchase or foreclosure, or otherwise and if so requested or required by such successor in interest, Tenant shall attorn to such successor in interest and shall execute such agreement in confirmation of such successor in interest and shall execute such agreement in confirmation of such attornment as such successor in interest shall reasonably approve.

20. ESTOPPEL CERTIFICATE: Tenant agrees, at any time within fifteen (15) day of Landlord's written request, to execute, acknowledge and deliver to Landlord or to a prospective purchaser or mortgagee of the demised
     Premises a written statement certifying that this lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications),and the dates to which the rent, additional rent and any payment due from Tenant have been paid in advance, if any, it being intended that any such statement delivered pursuant to this Article may be relied upon by any prospective purchaser or mortgagee of the demised Premises.

21. WAIVER: The Tenant expressly waives to the Landlord the benefit of Act No. 20, approved April 6, 1951, entitled "The Landlord and Tenant Act of 1951" requiring notice to vacate the premises at the end of the term or any subsequent term for which this lease may be renewed and covenants and agrees to give up quiet and peaceable possession, without further notice from Landlord.

22. MECHANIC'S LIEN: Any mechanic's lien field against the demised Premises or the building for work claimed to have been done or for materials claimed to have been furnished to Tenant shall be discharged by Tenant within thirty
     (30) days after the filing of any mechanic's lien. If Tenant shall fail to cause such lien to be discharged within the period aforesaid, then, in addition to any other right or remedy which Landlord may have, Landlord may, but shall not be obligated to, discharge said lien either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding procedures, and any amount so paid by Landlord and all costs and expenses, including, but not limited to, attorney's fees, incurred by Landlord in connection therewith, plus interest, shall constitute additional rental Payable by Tenant under this lease and shall be paid by Tenant to Landlord on Demand.

23. PARKING: Landlord shall make available to Tenant free of charge that outdoor parking lot contiguous to Tenant's demised space. Tenant shall keep driveway clear of
     parked vehicles to allow    Landlord complete access to
     the rear parking lot.

24. SIGNAGE: Landlord shall grant to Tenant via written notice, which said permission shall not be unreasonably withheld, permission to place signage on or about the demised Premises and monument signage at the driveway entrance subject to RIDC Standards, applicable zoning laws and mutual agreement with Landlord relating to sign placement.

     Subject to Landlord's request, Tenant upon vacating agrees to remove at its sole cost all of its signage and restore the buildings facade and front yard areas to its present condition.

25. SURRENDER AND REMOVAL: Tenant covenants and agrees to deliver and surrender to Landlord possession of the demised Premises upon the expiration of the Term of this lease, broom clean and in as good condition and repair as the same shall be at the commencement of the term of this Lease or may have been put by Landlord or Tenant during the continuance thereof, ordinary wear and tear and damage by fire or the elements not caused by the negligence of Tenant or anyone acting thereunder excepted.

26. WAIVER OF SUBROGATION: Landlord and Tenant release each other from any liability on account of loss damage, cost or expense resulting from fire or other casualty insurable under standard fire and extended coverage insurance and waive any right of subrogation which might otherwise exist in or accrue to any person on account thereof, but only to the extent of any recovery made by the parties hereto under any policy of insurance now or hereafter issued, provided that such release of liability and waiver of the right of subrogation shall not be operative in any case where the effect thereof is to invalidate any insurance coverage.

27.  HOLD OVER: If Tenant lawfully occupies the demised
     Premises after the end of the Term hereof, this lease and all its terms, conditions and provisions shall be in force for another month and so on from month to month unless either party gives notice to the other party at least thirty (30) days prior to the end of any such month not to continue the within lease beyond the end of any such month, in which event Tenant covenants and agrees to vacate the Premises on or before the end of any such month.

28. BREACHES AND REMEDIES: Any one or more of the following shall constitute an "Event or Default" under this lease:

     A) default by Tenant in the payment of any installment of Rent, Additional Rent or any sum provided for under this lease as the same becomes due and payable, which default shall for ten (10) days;

     B) breach by Tenant of any covenant or condition contained in this lease, which breach shall continue after twenty (20) days' written notice thereof from Landlord to Tenant unless the breach is of such nature that it cannot be cured in twenty (20) days in which case Tenant must take immediate steps to begin to cure the breach and use its "best efforts" to complete the cure of the breach;

     C) removal, attempt to remove, or the expression or declaration of an intention to remove any of the goods and chattels from the demised Premises for any reason other than in the normal and usual operation of Tenant's business within the demised Premises;

     D) issuance of an execution against Tenant which is not stayed by payment or otherwise within ten (10) days from the date of issuance of said execution;

     E) institution of bankruptcy proceedings by Tenant, or institution of bankruptcy proceedings against Tenant which are not withdrawn or dismissed within twenty
          (20) days after the institution of said proceedings;

     F) an assignment by Tenant for the benefit of creditors, or appointment of a receiver for Tenant by legal proceedings or otherwise.

     In the event that Tenant commits and Event of Default referred to in Paragraph 30 (A), above, the entire rent for the balance of the said Term (reduced to present value at the rate of 5% per annum) shall, at Landlord's option, and after notice and expiration of applicable grace periods, become due and payable as if by the Terms of this lease it were all payable in advance. In such event, or in the event Tenant commits any Event of Default referred to in this Paragraph 30, at Landlord's option, this lease shall terminate and Tenant shall surrender the demised Premises to Landlord. Notwithstanding any statute, rule or law, or decision of any court to the contrary, Tenant shall remain liable, even after termination of the lease, for rent, additional rent and/or accelerated rent due under this lease, and for all damages caused by Tenant's breach or breaches of the lease.

In case this lease shall be terminated as aforementioned, or if the Premises become vacant or deserted, then in addition to all other remedies of Landlord, Landlord may without notice terminate all services and/or re-enter the Premises either by force or otherwise and dispossess Tenant. Landlord may, but shall not be required to, attempt to relet the demised Premises or any part or parts thereof for a term which may at Landlord's option be less than or in excess of the period which would Otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or make improvements or additions to the demised Premises in order to facilitate a reletting of the demised Premises. Notwithstanding anything to the contrary set forth above, Landlord shall use Reasonable commercial efforts to mitigate its damages.

29. CONFESSION OF JUDGMENT: FOR VALUE RECEIVED AND FORTHWITH IN THE EVENT OF DEFAULT BY TENANT, TENANT HEREBY DOES EMPOWER AND CONFESS JUDGMENT FORTHWITH AGAINST TENANT AND IN FAVOR OF LESSOR IN AN AMICABLE ACTION OF EJECTMENT FOR THE PREMISES AND IMMEDIATELY ISSUE A WRIT OF POSSESSION, WITHOUT LEAVE OF COURT, WITH ALL FEES, RELEASES, AND WAIVES TO ACCOMPANY SAID CONFESSION OF JUDGMENT FOR A SUM DUE. USE OF THIS WARRANTY SHALL NOT EXHAUSE THE SAME OR THE POWER TO THEREAFTER CONFESS JUDGMENT, AS A CONTINUING REMEDY, TO BE USED AS OFTEN AS IT MAY BE REQUIRED, AND NOTWITHSTANDING ANY LAW OR RULE TO THE CONTRARY, A REPRODUCED COPY OF THIS INSTRUMENT CERTIFIED BY AN ATTORNEY OF ANY COURT OF RECORD TO BE TRUE AND CORRECT SHALL BE SUFFICIENT EVIDENCE OF THE CONTENTS HEREOF FOR THE PURPOSES HERETOFORE SET FORTH.

     This Confession of Judgment shall survive the termination of this lease.

30. WARRANTY OF TITLE: Landlord warrants that it has good and marketable title to the land and building of which the demised Premises are a part, free from all encumbrances except those disclosed of record, and that subject to Tenant's compliance with its obligations hereunder, Tenant shall have the right to quiet enjoyment of the demised Premises.

31. NOTICES: Any notice, request, demand, approval or consent given or required to be given under this lease shall be in writing and shall be deemed to have been given on the second day after the same shall have been mailed by United States registered or certified mail, return receipt requested, with all postal charges prepaid, addressed as follows:

     1)   If to Landlord:  Allegheny Homes, LLC
                P.O. Box 38356
                Pittsburgh, Pa 15238
                Attn: Gene G. Tucciarone
     2)   If to Tenant:    Altamira Instruments
                149 Delta Drive
                Pittsburgh, Pa 15238
                Attn: Grace S. Morin, Pres.

     Either party may, at any time, change its address for the above purposes by sending a notice to the other party stating the new address.

32. WAIVER BY LANDLORD: The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or of any other term, covenant or condition herein contained. The subsequent acceptance of rent due hereunder or of any or all monetary obligations of Tenant hereunder, whether or not denoted as rent hereunder, by Landlord shall not be deemed to be a waiver of any breach by Tenant of any term, covenant or condition of this lease, regardless of Landlord's knowledge of such breach at the time of acceptance of such rent.

33. WAIVER OF JURY TRIAL: The Tenant and Landlord both waive a trail by jury of any and all issues arising in any action or proceeding between the parties hereto or their successors, under or in connection with this lease or any of its provisions.

34. REMEDIES CUMULATIVE: Mention in this lease or institution of any particular remedy by Landlord shall not preclude Landlord from any other remedies under this lease, or now or hereafter existing at law or in equity or by statute.

35. FORCE MAJEURE: Force Majeure is herein defined as strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature, foreseen or unforeseen, ordinary or extraordinary, beyond the control of the Landlord.

36. NEGATION OF PERSONAL LIABILITY: Notwithstanding anything to the contrary herein contained, Tenant agrees that Landlord shall have no personal liability with respect to any of the provisions of this lease and Tenant shall look solely to the estate and property of Landlord in this building and the land for the satisfaction of Tenant's remedies or claims including without limitation the collection of any judgment requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms and provisions of this lease to be observed and/or performed by Landlord.

37. TRUCK DOCK: Landlord shall provide tenant the exclusive use of one (1) truck/loading dock located in the warehouse portion of the demised premises.

38. EARLY TERMINATION: In the event of the demise to either the current owner or to the building, the Tenant will have the option of terminating this lease by providing
     (180) day notice to the current Landlord.

39. COMPLETE OBLIGATIONS: This lease contains the entire agreement between the parties hereto, and neither party has made any statement, agreement or representation, either oral or written, in connection therewith, modifying, adding or changing the terms, conditions, covenants and provisions herein set forth. No modifications of this lease shall be binding unless such modifications shall be in writing and signed by the parties hereto.

40. SEVERABILITY: If any particular term, covenant or provision of this lease shall be determined to be invalid and unenforceable, the same shall not affect the remaining provisions of this lease which shall nevertheless remain in full force and effect.

41. MISCELLANEOUS: As used in this lease and when required by the context, each number (singular or plural) includes all numbers, each gender includes all genders and the word "it" includes any appropriate pronoun as the context requires.

42. PROVISIONS BINDING: This lease and all the terms and provisions hereof shall insure to the benefit of and be binding upon the parties hereto, their respective heirs, administrators, executors, successors, and assigns.

43. RIGHT OF FIRST REFUSAL: Should Landlord, during the lease term, or any extension thereof or any time Tenant is in possession of the leased Premises, elects to sell the leased Premises or receives a bona-fide offer of purchase, Tenant shall have the right of first refusal to meet any bona-fide offer of sale on the same terms and conditions of such offer, and will have fourteen (14) days thereafter to exercise their option, otherwise said options will forever terminate.




IN WITNESS WHEREOF, The parties hereto have executed this lease with the intention legally to be bound hereby the day and year first written above.



WITNESS:                              LANDLORD:
                                      ALLEGHENY HOMES, LLC
/S/ Brook P. March                   /s/ Gene G. Tucciarone,
                                     Pres.
                                     _______________________
                                     Gene G. Tucciarone, Pres.


                                     TENANT:
                                     ALTAMIRA INSTRUMENTS
/s/ Brook P. March  8/1/06          /s/ Grace S. Morin  8/1/06
                                    __________________________
                                    Grace S. Morin, Pres.


______________________________________________________________


         ADDENDUM TO LEASE BETWEEN ALLEGHENY HOMES LLC
         AND ALTAMIRA INSTRUMENTS DATED AUGUST 1, 2006


          A) It is hereby understood and agreed that the Tenant has the exclusive option of terminating their lease after the 24th month of occupancy, without cause or effect, by providing to Landlord, a 180 day written notice of termination after the 24th month. All of the terms and conditions as stated in the lease relative to vacating the Premises will still apply in the event of early termination.


          B) In any instance where the Tenant, Altamira is threatened by an happening or event caused directly by the Landlord, and which happening or event is deemed detrimental to their operation, the Landlord will have 30 days after written notification to correct such incident; and if not corrected or abated within 30 days, the Tenant has the option, by giving 60 days notice, of terminating the lease and vacating the Premises.




                     /s/ Gene G. Tucciarone, Pres. 8/1/06
                     ______________________________
                     Allegheny Homes, LLC



                     /s/ Grace S. Morin    8/1/06
                     ____________________________
                     Altamira Instruments Inc.